                                                                                      COMMON STOCK

NUMBER                                                                                   SHARES
LU

               KEYSTONE AUTOMOTIVE INDUSTRIES, INC.

                                                                               SEE REVERSE FOR STATEMENTS
                                                                             RELATING TO RIGHTS, PREFERENCES,
                                                                           PRIVILEGES AND RESTRICTIONS, IF ANY

                                                                                    CUSIP 49338N 10 9

                                                                 INCORPORATED UNDER THE LAWS OF THE STATE OF CALIFORNIA





This Certifies that


Is the record holder of


       FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, NO PAR VALUE, OF

- ------------------------KEYSTONE AUTOMOTIVE INDUSTRIES, INC.--------------------

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

   WITNESS the seal of the Corporation and the signature of its duly authorized officers.

Dated:


           /s/  Al Ronco                [SEAL]           /s/ Charles J. Hogarty

                      SECRETARY                                        PRESIDENT


COUNTERSIGNED AND REGISTERED:
  U.S. STOCK TRANSFER CORPORATION
             (GLENDALE, CA)
                 TRANSFER AGENT AND REGISTRAR

BY
                         AUTHORIZED SIGNATURE

    A statement of the rights, preferences, privileges and restrictions granted to or imposed upon the respective classes or series of shares and upon the holders thereof as established, from time to time, by the Articles of Incorporation of the Corporation and by any certificate of determination, and the number of shares constituting each class and series and the designations thereof, may be obtained by the holder hereof upon written request and without charge from the Secretary of the Corporation at its corporate headquarters.

    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM -- as tenants in common                     UNIF GIFT MIN ACT -- _____________Custodian____________
TEN ENT -- as tenants by the entireties                                      (Cust)                (Minor)
JT TEN  -- as joint tenants with right of                                under Uniform Gifts to Minors
           survivorship and not as tenants                               Act_______________________________
           in common                                                                     (State)
                                                    UNIF TRF MIN ACT  -- ________Custodian (until age _____)
                                                                          (Cust)
                                                                         __________under Uniform Transfers
                                                                           (Minor)
                                                                         to Minors Act_____________________
                                                                                            (State)

        Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, ____________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE

- --------------------------------------

- --------------------------------------

- -------------------------------------------------------------------------------
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

- -------------------------------------------------------------------------------

- -------------------------------------------------------------------------------

- ------------------------------------------------------------------------- Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

- ----------------------------------------------------------------------- Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated _______________________


                              X _____________________________________________

                              X _____________________________________________
                        NOTICE THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


SIGNATURE(S) GUARANTEED



BY_____________________________________________________
THE SIGNATURES(S) SHOULD BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND
LOAN ASSOCATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN
APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT
TO S.E.C. RULE 17Ad 15.